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                                                                  EXHIBIT 10(ab)


                          SECURITY AND PLEDGE AGREEMENT


         SECURITY AND PLEDGE AGREEMENT (the "Agreement"), dated as of June 25, 2001, by and among USG CORPORATION, a Delaware corporation, and each of its direct or indirect subsidiaries party to the Credit Agreement (as hereinafter defined) (the "Grantors"), each of which Grantors, other than USG Foreign Investments, Ltd., is a debtor and debtor-in-possession in a case pending under Chapter 11 of the Bankruptcy Code, and THE CHASE MANHATTAN BANK, a New York banking corporation as administrative agent (in such capacity, the "Administrative Agent") for the lenders (the "Lenders") party to the Credit Agreement.

                                   WITNESSETH:

         WHEREAS, contemporaneously with the execution and delivery of this Agreement, the Administrative Agent, the Lenders and the Grantors are entering into a Revolving Credit and Guaranty Agreement dated as of the date hereof (as amended, modified or supplemented from time to time, the "Credit Agreement"); and

         WHEREAS, unless otherwise defined herein, terms defined in the Credit Agreement are used herein as therein defined; and

         WHEREAS, it is a condition precedent to the making of Loans and the issuance of Letters of Credit that the Grantors, other than USG Foreign Investments, Ltd., shall have granted a security interest, pledge and lien on
(x) all cash maintained in the Letter of Credit Account pursuant to Section 364(c)(2) of the Bankruptcy Code and (y) certain of the Grantors' assets and properties and the proceeds thereof pursuant to Sections 364(c)(2), 364(c)(3) and 364(d)(1) of the Bankruptcy Code; and

         WHEREAS, the grant of such security interest, pledge and lien has been authorized pursuant to Sections 364(c)(2), 364(c)(3) and 364(d)(1) of the Bankruptcy Code by the Interim Order, and, after the entry thereof, will have been so authorized by the Final Order (collectively, the "Orders"); and

         WHEREAS, it is a condition precedent to the making of the Loans and the issuance of Letters of Credit that USG Foreign Investments, Ltd. shall have granted a security interest, pledge and lien on its assets and properties and the proceeds thereof; and

         WHEREAS, to supplement the Orders without in any way diminishing or limiting the effect of the Orders or the security interest, pledge and lien granted thereunder, the parties hereto desire to more fully set forth their respective rights in connection with such security interest, pledge and lien; and

         WHEREAS, this Agreement has been approved by the Orders;

         NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans and issue Letters of Credit, the Grantors hereby agree with the Administrative Agent as follows:


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         SECTION 1. GRANT OF SECURITY AND PLEDGE. Each of the Grantors hereby transfers, grants, bargains, sells, conveys, hypothecates, assigns, pledges and sets over to the Administrative Agent for its benefit and the ratable benefit of the Lenders, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of the Lenders a perfected pledge and security interest in, all of the Grantors' right, title and interest in and to the following (the "Collateral"), which pledge and security interest shall be (x) junior to the Permitted Liens hereinafter referred to and (y) subject to the Carve-Out:

                  (a) all "accounts" as defined in the Uniform Commercial Code as in effect from time to time in the State of New York, or when the context implies, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction (the "UCC"), including, without limitation, all present and future accounts, accounts receivable and other rights of each of the Grantors to payment for goods sold or leased or for services rendered (except those evidenced by instruments or chattel paper), whether now existing or hereafter arising and wherever arising, and whether or not they have been earned by performance (collectively, the "Accounts");

                  (b) (i) all "inventory" as defined in the UCC, and (ii) all goods and merchandise now owned or hereafter acquired by each of the Grantors wherever located, whether in the possession of a Grantor or of a bailee or other person for sale, storage, transit, processing, use or otherwise consisting of whole goods, components, supplies, materials, or consigned, returned or repossessed goods) which are held for sale or lease or to be furnished (or have been furnished) under any contract of service or which are raw materials, work-in-process, finished goods or materials used or consumed in such Grantor's business or processed by or on behalf of any Grantor (regardless of whether characterized as inventory under the UCC) (collectively, the "Inventory");

                  (c) (i) all "equipment" as defined in the UCC, and (ii) all machinery, all manufacturing, distribution, selling, data processing and office equipment, all furniture, furnishings, appliances, fixtures and trade fixtures, tools, tooling, molds, dies, vehicles, vessels, aircraft and all other goods of every type and description (other than Inventory), in each instance whether now owned or hereafter acquired by each of the Grantors and wherever located (collectively, the "Equipment");

                  (d) all works of art now owned or hereafter acquired by each of the Grantors, including, without limitation, paintings, sketches, drawings, prints, sculptures, crafts, tapestries, porcelain, carvings, artifacts, renderings and designs;

                  (e) all "general intangibles" as defined in the UCC, including, without limitation, all rights, interests, chooses in action, causes of action, claims and all other intangible property of each of the Grantors of every kind and nature (other than Accounts, Trademarks, Patents and Copyrights), in each instance whether now owned or hereafter acquired by such Grantor, including, without limitation, all general intangibles; all corporate and other business records; all loans, royalties, and other obligations receivable; all inventions, designs, trade secrets, computer programs, software, printouts and other computer materials, goodwill, registrations, copyrights, licenses, franchises, customer lists, credit files, correspondence, and advertising materials; all customer and supplier contracts, firm sale orders, rights under license and franchise agreements (including all license agreements with any other Person in connection with any of the Patents and Trademarks or such other Person's names or marks, whether such Grantor is a licensor or licensee under any such license agreement), and other contracts and contract rights; all interests in partnerships and joint ventures; all tax refunds and tax refund claims; all right, title and interest under leases, subleases, licenses and concessions and other agreements to the extent assignable relating to real or personal property; all payments due or made to each of the Grantors in connection with any requisition, confiscation, condemnation, seizure or forfeiture of

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any property by any person or governmental authority; all deposit accounts
(general or special) with any bank or other financial institution; all credits with and other claims against carriers and shippers; all rights to indemnification; all reversionary interests in pension and profit sharing plans and reversionary, beneficial and residual interest in trusts; all proceeds of insurance of which each of the Grantors is beneficiary; and all letters of credit, guaranties, liens, security interest and other security held by or granted to each of the Grantors; and all other intangible property, whether or not similar to the foregoing (collectively, the "General Intangibles");

                  (f) all chattel paper (as that term is defined in Article 9 of the UCC, including, without limitation, electronic chattel paper, as that term is defined in Revised Article 9), all instruments (as that term is defined in
Article 9 of the UCC), all notes and debt instruments and all payments thereunder and instruments and other property from time to time delivered in respect thereof or in exchange therefor, and all bills of lading, warehouse receipts and other documents of title and documents, in each instance whether now owned or hereafter acquired by each of the Grantors;

                  (g) all property or interests in property now or hereafter acquired by each of the Grantors which may be owned or hereafter may come into the possession, custody or control of the Administrative Agent or any agent or affiliate of the Administrative Agent in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise), and all rights and interests of each of the Grantors, now existing or hereafter arising and however and wherever arising, in respect of any and all (i) notes, drafts, letters of credits, stocks, bonds, and debt and equity securities, whether or not certificated, and warrants, options, puts and calls and other rights to acquire or otherwise relating to the same; (ii) money (including all cash and cash equivalents held in the Letter of Credit Account (as defined and referred to in the Credit Agreement)); (iii) proceeds of loans, including, without limitation, Loans made under the Credit Agreement; and (iv) insurance proceeds and books and records relating to any of the property covered by this Agreement; together, in each instance, with all accessions and additions thereto, substitutions therefor, and replacements, proceeds and products thereof;

                  (h) all of each Grantor's now owned or existing and filed and hereafter acquired or arising and filed trademarks, service marks, trademark or service mark registrations, trade names, trademark or service mark applications, trade styles, prints and labels on which said trademarks, trade names, trade styles and service marks have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof, or any other country or political subdivision thereof (except for "intent to use" applications for trademark or service mark registrations filed pursuant to Section 1(b) of the Lanham Act, unless and until an Amendment to Allege Use or a Statement of Use under Sections 1(c) and 1(d) of said Act has been filed), and including, without limitation, each mark, registration, and application listed on Schedule 3 attached hereto and made a part hereof (as the same may be amended pursuant hereto from time to time), and (i) renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payment for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, (iv) all rights corresponding thereto throughout the world, and (v) together in each case with the good will of each Grantor's business connected with the use of each such trademark, service mark, trade name and trade dress (all of the foregoing being herein referred to as the "Trademarks");

                  (i) all of each Grantor's now owned or existing and filed and hereafter acquired or arising and filed patents and patent applications of the United States and any other country, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States


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Patent and Trademark Office or in any similar office or agency of the United
States, any State thereof or any other country or any political subdivision thereof, all whether now owned or hereafter acquired by each Grantor, and including without limitation the inventions and improvements described and claimed therein, and those patents and patent applications listed on Schedule 4 attached hereto and made a part hereof, and (a) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (b) all income, royalties, damages and payments now and hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, (d) all rights, title and interests corresponding thereto throughout the world (all of the foregoing patents and applications, and (e) the goodwill of Assignor's business connected with and symbolized by the foregoing, together with the items described in clauses (a)-(d), are sometimes hereinafter individually and/or collectively referred to as the "Patents");

                  (j) all of each Grantor's now owned, registered and unregistered, and hereafter acquired or arising, registered and unregistered, copyrights and copyright applications of the United States, or any other country, and all registrations and recordings thereof, including, without limitation, applications, registrations and recordings in the United States Copyright Office, the Library of Congress or in any similar office or agency of the United States, any State thereof, or any other country or political subdivision thereof, including those listed on Schedule 5 attached hereto and made a part hereof (as the same may be amended pursuant hereto from time to time), and (i) the renewals thereof, (ii) all income, royalties, damages and payments now and hereafter due and/or payable with respect thereto, including damages and payments for past or future infringements thereof, (iii) the right to sue for past, present and future infringements thereof, and (iv) all rights, title, and interests corresponding thereto throughout the world (all of the foregoing being herein referred to as the "Copyrights");

                  (k) all books, records, ledger cards and other property at any time evidencing or relating to the Accounts, Equipment, General Intangibles, Trademarks, Patents or Copyrights;

                  (l) all shares of capital stock owned by any Grantor, including, without limitation, all shares of capital stock listed on Schedule 6 hereto (as such schedule may be amended or supplemented from time to time) of the issuers listed thereon (individually, an "Issuer", and collectively, the "Issuers") and all shares of capital stock of any Issuer obtained in the future by such Grantor and the certificates, if any, representing or evidencing such shares and any interest of such Grantor on the books and records of such Issuer or on the books and records of any securities intermediary pertaining to such shares, and, subject to Section 9 below, all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares, and all rights and privileges of any Grantor with respect to such shares (the "Pledged Shares");

                  (m) all interests in any general partnership, limited partnership, limited liability partnership or other partnership held by any Grantor, including, without limitation, all partnership interests listed in
Schedule 7 hereto (as such schedule may be amended or supplemented from time to time) of the partnerships listed thereon (individually, a "Partnership", and collectively, the "Partnerships") and all partnership interests in any Partnership obtained in the future by such Grantor and the certificates, if any, representing or evidencing such interests and any interest of such Grantor on the books and records of such Partnership or on the books and records of any securities intermediary pertaining to such interest, and, subject to Section 9 below, all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of

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such interests, and all rights and privileges of any Grantor with respect to such interests (the "Pledged Partnership Interests");

                  (n) all interests in any limited liability company or unlimited liability company held by any Grantor, including, without limitation, all limited liability company and unlimited liability company interests listed in Schedule 8 hereto (as such schedule may be amended or supplemented from time to time) of the limited liability companies and the unlimited liability company listed thereon (individually, a "Company", and collectively, the "Companies") and all interests in any Company obtained in the future by such Grantor and the certificates, if any, representing or evidencing such interests and any interest of such Grantor on the books and records of such Company or on the books and records of any securities intermediary pertaining to such interest, and, subject to Section 9 below, all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such interests, and all rights and privileges of any Grantor with respect to such interests (the "Pledged Company Interests") (the Pledged Shares, the Pledged Partnership Interests and the Pledged Company Interests being collectively called the "Pledged Collateral");

                  (o) all health-care-insurance receivables (the
"Health-Care-Insurance Receivables)", as such term is defined in the 1999 Official Text of Article 9 of the Uniform Commercial Code with conforming amendments to Articles 1, 2, 2a, 4, 5, 6, 7 and 8 ("Revised Article 9");

                  (p) all letter of credit rights, as such term is defined in Revised Article 9 (the "Letter of Credit Rights")

                  (q) all other personal property of each of the Grantors, whether tangible or intangible, and whether now owned or hereafter acquired; and

                  (r) all proceeds and products of any of the foregoing, in any form, including, without limitation, any claims against third parties for loss or damage to or destruction of any or all of the foregoing and, to the extent not otherwise included, all (i) payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash.

                  Notwithstanding anything contained herein to the contrary, the total amount of shares of capital stock or other ownership interests of any Person pledged pursuant to this Agreement that is not incorporated or organized in the United States shall in no event exceed sixty-six percent (66%) of the total outstanding shares of capital stock or such other ownership interests thereof.

                  For avoidance of doubt, it is expressly understood and agreed that, to the extent the UCC is revised subsequent to the date hereof such that the definition of any of the foregoing terms included in the description of Collateral is changed, the parties hereto desire that any property which is included in such changed definitions which would not otherwise be included in the foregoing grant on the date hereof be included in such grant immediately upon the effective date of such revision. Notwithstanding the immediately preceding sentence, the foregoing grant is intended to apply immediately on the date hereof to all Collateral to the fullest extent permitted by applicable law regardless of whether any particular item of Collateral is currently subject to the UCC.

         SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement and the Collateral secure the payment of all obligations of each of the Grantors, now or hereafter existing, under the Credit Agreement and the other Loan


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Documents (and any other documents in respect of such Obligations), and in respect of Indebtedness permitted by Section 6.3 of the Credit Agreement, whether for principal, interest, fees, expenses or otherwise, and all obligations of each of the Grantors now or hereafter existing under or in respect of this Agreement (all such obligations of the Grantors being herein called the "Obligations").

         SECTION 3. DELIVERY OF PLEDGED COLLATERAL; OTHER ACTIONS. Upon written request by the Administrative Agent (and without further order of the Bankruptcy Court), all certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by the Administrative Agent pursuant hereto and shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent. Upon the occurrence and during the continuance of any Event of Default, the Administrative Agent shall have the right (for the ratable benefit of the Lenders) at any time in its discretion and without notice to the Grantors, to transfer to or to register in the name of the Administrative Agent or any of its nominees any or all of the Pledged Collateral.

         SECTION 4. REPRESENTATIONS AND WARRANTIES. Each Grantor, jointly and severally, represents and warrants as follows:

                  (a) As of the Filing Date, all of the Inventory and/or Equipment (other than motor vehicles and other immaterial amounts of Inventory and Equipment is located at the places specified in Schedule 1 hereto. As of the Filing Date, the jurisdictions of formation, organization or incorporation, as the case may be, the chief places of business and chief executive offices of each of the Grantors and the offices where each Grantor keeps its records concerning any Accounts and any Receivables and all originals of all chattel paper which evidence any Account are located at the places specified in Schedule 2 hereto. As of the Filing Date, all trade names under which the Guarantor has sold and will sell Inventory are listed on Schedule 3 hereto.

                  (b) Each of the Grantors owns the Collateral free and clear of any lien, security interest, charge or encumbrance except for the security interest created by this Agreement and except as otherwise permitted under
Section 6.1 of the Credit Agreement. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed (x) in favor of the Administrative Agent relating to this Agreement and (y) in favor of any holder of a Lien permitted under Section 6.1 of the Credit Agreement.

                  (c) As of the Filing Date, no Grantor owns any material Trademarks, Patents or Copyrights or has any material Trademarks, Patents or Copyrights registered in, or the subject of pending applications in, the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, other than those described in Schedules 3, 4 and 5 hereto. As of the Filing Date, the registrations for the Trademarks, Patents and Copyrights disclosed on such Schedules 3, 4 and 5 hereto are subsisting and have not been adjudged invalid or unenforceable, in whole or in part, and each Patent, Trademark and Copyright is valid and enforceable. None of the material Trademarks, Patents or Copyrights has been abandoned or dedicated.

                  (d) Each Grantor, as the case may be, is the sole and exclusive owner of the entire right, title and interest in and to each of its Trademarks, Patents and Copyrights, free and clear of any liens, charges and encumbrances except for Liens permitted pursuant to Section 6.1 of the Credit Agreement.

                  (e) As of the Filing Date, no Grantor owns or holds any Pledged Collateral other than that described in Schedules 6, 7 and 8.


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                  (f) The Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

                  (g) As of the Filing Date, each Grantor, as the case may be, is the record and beneficial owner of the Pledged Collateral described in Schedules 6, 7 and 8 free and clear of any Lien, security interest, option or other charge or encumbrance, except as permitted under Section 6.1 of the Credit Agreement.

                  (h) As of the Filing Date, except as disclosed on Schedule 6, the Pledged Shares constitute all of the issued and outstanding shares of stock of each of the Issuers which is a Borrower or a Subsidiary of a Borrower and no such Issuer is under any contractual obligation to issue any additional shares of stock or any other securities, rights or indebtedness.

                  (i) As of the Filing Date, except as disclosed on Schedule 7, the Pledged Partnership Interests, if any, constitute all of the issued and outstanding interests in each of the Partnerships, if any, and no Partnership is under any contractual obligation to issue any additional interests or any other rights or indebtedness.

                  (j) As of the Filing Date, except as disclosed on Schedule 8, the Pledged Company Interests constitute all of the issued and outstanding interests in each of the Companies and no Company is under any contractual obligation to issue any additional interests or any other rights or indebtedness.

                  (k) Upon the entry by the Bankruptcy Court of the Final Order,
(i) each Grantor will be duly authorized to execute and deliver this Agreement to the Administrative Agent, and (ii) this Agreement will constitute the legal, valid and binding obligation of the Grantors, enforceable against the Grantors in accordance with its terms.

                  (l) As of the Filing Date, all material letters of credit to which any Grantor has rights are listed on Schedule 9 (as amended or supplemented from time to time) hereto, and the Grantors, upon the request of the Administrative Agent made in the exercise of its business judgment, have obtained the consent of each issuer of any material letter of credit to the assignment of the proceeds of the letter of credit to the Administrative Agent.

         SECTION 5. FURTHER ASSURANCES.

                  (a) Each of the Grantors agrees that from time to time, at its expense, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce any of its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, and without further order of the Bankruptcy Court, each of the Grantors will execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary, or as the Administrative Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby.

                  (b) Each Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this


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Agreement or any financing statement covering the Collateral or any part thereof is sufficient as a financing statement where permitted by law.

                  (c) Each Grantor will furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

                  (d) Each Grantor hereby covenants and agrees that with respect to any material letter of credit hereafter arising it shall obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Administrative Agent.

                  (e) Each Grantor will furnish to the Administrative Agent, upon Administrative Agent's written request, agreements establishing the Administrative Agent's dominion and control over any deposit accounts (as defined in the UCC) of such Grantor. Such agreements shall be substantially in the form of Exhibit A to this Agreement.

         SECTION 6. AS TO EQUIPMENT AND INVENTORY. Each Grantor shall:

                  (a) Keep the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places specified therefor in
Schedule 1 hereto or, upon 30 days' prior written notice to the Administrative Agent, at other places in jurisdictions where all action required by Section 5 hereof shall have been taken to assure the continuation of the perfection of the security interest of the Administrative Agent (for its benefit and the ratable benefit of the Lenders) with respect to the Equipment and Inventory.

                  (b) Subject to provisions of the Credit Agreement, maintain or cause to be maintained in good repair, working order and condition, excepting ordinary wear and tear and damage due to casualty, all of the Equipment, and make or cause to be made all appropriate repairs, renewals and replacements thereof, to the extent not obsolete and consistent with past practice of such Grantor, as quickly as practicable after the occurrence of any loss or damage thereto which are necessary or reasonably desirable to such end, except where the failure to do any of the foregoing would not result in a material adverse effect on the assets, properties or condition (financial or otherwise) of the Grantors, taken as a whole.

                  (c) Until satisfaction in full of the Obligations, at any time when an Event of Default has occurred and is continuing: (i) each Grantor will perform any and all reasonable actions requested by the Administrative Agent to enforce the Administrative Agent's security interest in the Inventory and all of the Administrative Agent's rights hereunder, such as leasing warehouses to the Administrative Agent or its designee, placing and maintaining signs, appointing custodians, transferring Inventory to warehouses, and delivering to the Administrative Agent warehouse receipts and documents of title in the Administrative Agent's name; (ii) if any Inventory is in the possession or control of any of the Grantors' agents, contractors or processors or any other third party, each such Grantor will notify the Administrative Agent thereof and will notify such agents, contractors or processors or third party of the Administrative Agent's security interest therein and, upon request, instruct them to hold all such Inventory for the Administrative Agent and such Grantor's account, as their interests may appear, and subject to the Administrative Agent's instructions; (iii) the Administrative Agent shall have the right to hold all Inventory subject to the security interest granted hereunder; and (iv) the Administrative Agent shall have the right to give the Default Notice and, at any time after the expiration of the Default Notice Period, to take possession of the Inventory or any part thereof and to maintain such possession on such Grantor's premises or to remove any or all of the Inventory to such other place or places as the Administrative Agent desires in its sole discretion. If the Administrative Agent exercises


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its right to take possession of the Inventory, such Grantor, upon the
Administrative Agent's demand, will assemble the Inventory and make it available to the Administrative Agent at such Grantor's premises at which it is located.

         SECTION 7. AS TO ACCOUNTS

                  (a) Each Grantor shall keep its chief place of business and chief executive office and the office where it keeps its records concerning the Accounts, and the offices where it keeps all originals of all chattel paper which evidence Accounts, at the location therefor specified in Section 4(a) hereof or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all actions required by Section 5 hereof shall have been taken with respect to the Accounts. Each Grantor will hold and preserve such records and chattel paper and will permit representatives of the Administrative Agent, at any time during normal business hours, to inspect and make abstracts from such records and chattel paper in accordance with Section 5.6 of the Credit Agreement.

                  (b) Except as otherwise provided in this subsection (b), each Grantor shall continue to collect in accordance with its customary practice, at its own expense, all amounts due or to become due to such Grantor under the Accounts and, prior to the occurrence and continuance of an Event of Default, such Grantor shall have the right to adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon, all in accordance with its customary practices. In connection with such collections, the Grantors may, upon the occurrence and during the continuation of an Event of Default, take (and at the direction of the Administrative Agent shall take) such action as the Grantors or the Administrative Agent may reasonably deem necessary or advisable to enforce collection of the Accounts; provided, that upon written notice by the Administrative Agent to any Grantor, following the occurrence and during the continuation of an Event of Default and after the expiration of the Default Notice Period, of its intention so to do, the Administrative Agent shall have the right to notify the account debtors or obligors under any Accounts of the assignment of such Accounts to the Administrative Agent and to direct such account debtors or obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Administrative Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Accounts, and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. After receipt by such Grantor of the notice referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including instruments) received by such Grantor in respect of the Accounts shall be received in trust for the benefit of the Administrative Agent (for the ratable benefit of the Lenders) hereunder, shall be segregated from other funds of the Grantors and shall be forthwith paid over to the Administrative Agent in the same form as so received (with any necessary endorsement) to be held as cash collateral and either (A) released to the Grantors if such Event of Default shall have been cured or waived or (B) if such Event of Default shall be continuing, applied as provided by Section 15 hereof, and (ii) the Grantors shall not adjust, settle or compromise the amount or payment of any Account, or release wholly or partly any account debtor or obligor thereof, or allow any credit or discount thereon.

         SECTION 8. AS TO TRADEMARKS, PATENTS AND COPYRIGHTS. Except to the extent failure to do any of the foregoing could reasonably be expected to have a Material Adverse Effect:

                  (a) (i) Each Grantor shall, either itself or through licensees, continue to use the Trademarks as each is currently used in the Grantor's business in order to maintain the Trademarks in full force free from any claim of abandonment for nonuse, and (ii) each such Grantor will not (and will not permit any licensee thereof to) do any act or knowingly omit to do any act whereby any Trademark may become invalidated, unless, in the cases of clauses (i) and (ii), such failure to maintain or use a Trademark is not reasonably likely to have a material adverse effect on the condition (financial or otherwise), operation or properties of the Grantors taken as a whole.

                  (b) Unless and until an Event of Default shall have occurred, the Administrative Agent hereby grants to the Grantors the exclusive and nontransferable right and license to make, have made, use and sell the inventions disclosed and claimed in the Patents for the Grantors' own benefit and account and for none other. Each Grantor agrees that it will not sell or assign its interest in, or grant any sublicense under, the license granted to the Grantors under this subsection (b) without the prior written consent of the Administrative Agent. From and after the occurrence of any Event of Default, the Grantors' license with respect to the Patents as set forth in this subsection
(b) shall terminate, and the Administrative Agent shall have, in addition to all other rights and remedies given it by this Agreement, those allowed by law.

                  (c) Each Grantor hereby agrees that the license granted to the Administrative Agent with respect to each of the Patents shall be without any liability for royalties or other related charges from the Administrative Agent to the Grantors. The assignment granted to the Administrative Agent herein with respect to each of the Patents shall terminate on the earlier of (i) the expiration of such Patent, and (ii) the payment in full of all of the Obligations and the termination of the Commitments.

                  (d) No Grantor will do any act, or omit to do any act, whereby the Patents or Copyrights may become abandoned or dedicated and each such Grantor shall notify the Administrative Agent immediately if it knows of any reason or has reason to know that the application or registration of any of the Patents or Copyrights may become abandoned or dedicated, unless such abandonment or dedication is not reasonably likely to have a material adverse effect on the condition (financial or otherwise), operations or properties of the Grantors taken as a whole.

                  (e) No Grantor will, either itself or through any agent, employee, licensee or designee, (i) file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof or (ii) file any assignment of any Patent or Trademark, which such Grantor may acquire from a third party, with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, unless such Grantor shall, within 30 days after the date of such filing, notify the Administrative Agent thereof, and, upon request of the Administrative Agent in the exercise of its business judgment, execute and deliver any and all assignments, agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent's interest in such Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby, and such Grantor hereby constitutes the Administrative Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all lawful acts of such attorney being hereby ratified and confirmed; such power being coupled with an interest is irrevocable until the Obligations are paid in full.

                  (f) Each Grantor will take all necessary steps in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office, the Library of Congress or any similar office or agency in any other country or any political subdivision thereof, in order to maintain in all material respects each registered Trademark, Patent and Copyright, and to pursue each application for registration of any Trademark, Patent and Copyright not listed on Schedules 3, 4 or 5 hereto, including, without limitation, filing of renewals, payment of maintenance fees, filing of affidavits of use, filing of affidavits of incontestability and opposition, and participation in opposition, interference and cancellation proceedings, unless failure to take such steps is not reasonably likely to have a material adverse effect on the condition (financial or otherwise), operation or properties of the Grantors, taken as a whole.

                  (g) Each Grantor will, without further order of the Bankruptcy Court, perform all acts and execute and deliver all further instruments and documents, including, without limitation, assignments for security in form suitable for filing with the United States Patent and Trademark Office, and the United States Copyright Office, respectively, reasonably requested by the Administrative Agent at any time to evidence, perfect, maintain, record and enforce the Administrative Agent's interest in all Trademarks, Patents and Copyrights or otherwise in furtherance of the provisions of this Agreement, and each Grantor hereby authorizes the Administrative Agent to execute and file one or more accurate financing statements (and similar documents) or copies thereof or of this Agreement with respect to Patents, Trademarks and Copyrights signed only by the Administrative Agent.

                  (h) Each Grantor will, upon acquiring knowledge of any use by any person of any term or design likely to cause confusion with any Trademark, promptly notify the Administrative Agent of such use, and if requested by the Administrative Agent, shall join with the Administrative Agent, at such Grantor's expense, in such action as the Administrative Agent, in its reasonable discretion, may deem advisable for the protection of the Administrative Agent's interest in and to the Trademarks.

                  (i) Each Grantor agrees that, should it obtain rights to any Patent, Trademark or Copyright which is not now identified on Schedules 3, 4 or 5, or become entitled to the benefit of any reissue, division, continuation, renewal, extension, or continuation-in-part of any Trademark, Patent or Copyright, (i) such Grantor shall give prompt written notice thereof to the Administrative Agent, (ii) the provisions of Section 1 of this Agreement shall automatically apply to any such Trademark, Patent or Copyright, and (iii) any such Trademark, Patent or Copyright shall automatically become part of the Collateral.

                  (j) If any Grantor becomes aware that any Trademark, Patent or Copyright is infringed or misappropriated by a third party, such Grantor shall promptly notify the Administrative Agent and shall, if reasonably requested by the Administrative Agent, promptly sue for infringement or misappropriation and for recovery of all damages caused by such infringement or misappropriation, or, with the prior written consent of the Administrative Agent, shall take such other actions as the Administrative Agent shall reasonably deem appropriate under the circumstances to protect such Trademark, Patent or Copyright.

                  (k) Each Grantor shall continue to use reasonable and proper statutory notice in connection with its use of each registered Patent, Trademark and Copyright.

                  (l) This Agreement is executed for collateral purposes only and upon payment in full of the Obligations and termination of the Commitments, the Administrative Agent shall, at the Grantors' expense, execute and deliver to the Grantors all deeds, assignments and other instruments as may be necessary or proper to re-vest in the Grantors full title to the Trademarks, Patents and Copyrights, subject to any disposition thereof which may have been made by the Administrative Agent pursuant hereto or pursuant to the Credit Agreement.

         SECTION 9. AS TO THE PLEDGED COLLATERAL; VOTING RIGHTS; DIVIDENDS; ETC.

                  (a) So long as no Event of Default shall have occurred and be continuing:

                           (i) the Grantors (as applicable) shall be entitled to
                  exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement;

                           (ii) notwithstanding the provisions of Section 1
                  hereof, such Grantors shall be entitled to receive and retain any and all dividends, interest or distributions paid in respect of the Pledged Collateral; provided, that any and all

                           (A) dividends, interest or distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral, and

                           (B) dividends, interest or distributions paid or payable in cash in respect of any Pledged Collateral (other than the Pledged Collateral consisting of Pledged Shares, Pledged Partnership Interests or Pledged Company Interests of Subsidiaries of the Borrowers) in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus; and

                           (C) cash paid, payable or otherwise distributed in respect of, or in redemption of, or in exchange for, any Pledged Collateral (other than the Pledged Collateral consisting of Pledged Shares, Pledged Partnership Interests or Pledged Company Interests of Subsidiaries of the Borrowers);

         shall be, and shall be forthwith delivered to the Administrative Agent, to hold as Pledged Collateral and shall, if received by any of the Grantors, be received in trust for the benefit of the Administrative Agent, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement); and

                           (iii) the Administrative Agent shall execute and
                  deliver (or cause to be executed and delivered) to the Grantors (as applicable) all such proxies and other instruments as the Grantors (as applicable) may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above;

                  (b) Upon the occurrence and during the continuance of an Event of Default:

                           (i) upon written notice from the Administrative Agent
                  to the Grantors (as applicable) to such effect, all rights of such Grantors (as applicable) to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 9(a)(i) and to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 9(a)(ii) shall cease, and all such rights shall thereupon become vested in the Administrative Agent, who shall thereupon have the sole right to exercise such voting and other consensual rights and to receive and hold as Pledged Collateral any such dividends; and

                           (ii) all dividends which are received by such
                  Grantors contrary to the provisions of paragraph (i) of this
                  Section 9(b) shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other funds of the Grantors and shall be forthwith paid over to the Administrative Agent as Pledged Collateral in the same form as so received (with any necessary endorsement).

         SECTION 10. INSURANCE. Upon the occurrence and during the continuance of any Event of Default, all insurance payments in respect of Inventory and Equipment shall be held, applied and paid to the Administrative Agent as specified in Section 15 hereof.

         SECTION 11. TRANSFERS TO OTHERS; LIENS; ADDITIONAL SHARES AND
INTERESTS.

                  (a) Each Grantor shall not sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except for dispositions otherwise permitted by the Credit Agreement or other Loan Documents.

                  (b) Each Grantor shall not create or suffer to exist any lien, security interest or other charge or encumbrance upon or with respect to any of the Collateral to secure any obligation of any person or entity, except for the security interest created by this Agreement and the Final Order, or except as otherwise permitted under Section 6.1 of the Credit Agreement.

                  (c) Each of the Grantors (as applicable) agrees that it will
(i) cause each of the Issuers that are wholly-owned Subsidiaries not to issue any stock or other securities in addition to or substitution for the Pledged Shares issued by such Issuer, except to the respective Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such additional shares of stock or other securities of each Issuer.

                  (d) Each of the Grantors (as applicable) agrees that it will
(i) cause each of the Partnerships, if any, that are wholly-owned Subsidiaries not to issue any interests in addition to or substitution for the Pledged Partnership Interests issued by such Issuer, except to the respective Grantor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such additional interests of each Partnership.

                  (e) Each of the Grantors (as applicable) agrees that it will
(i) cause each of the Companies that are wholly-owned Subsidiaries not to issue any interests in addition to or substitution for the Pledged Company Interests issued by such Company, except to the respective Grantor and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all such additional interests of each Company.

         SECTION 12. ADMINISTRATIVE AGENT APPOINTED ATTORNEY-IN-FACT. Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact (which appointment shall be irrevocable and deemed coupled with an interest), with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent's discretion, upon and during the occurrence and continuation of an Event of Default at any time after the Administrative Agent has given the Default Notice and the Default Notice Period has expired, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

                           (i) to obtain and adjust insurance required to be
                  paid to the Administrative Agent pursuant to Section 10 hereof,

                           (ii) to ask, demand, collect, sue for, recover,
                  compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral,

                           (iii) to receive, endorse, and collect any drafts or
                  other instruments, documents and chattel paper, in connection with clause (i) or (ii) above,

                           (iv) to receive, endorse and collect all instruments
                  made payable to the Grantors representing any dividend or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, and

                           (v) to file any claims or take any action or
                  institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral.

         SECTION 13. ADMINISTRATIVE AGENT MAY PERFORM. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be payable by the Grantors under Section 16(b) hereof.

         SECTION 14. THE ADMINISTRATIVE AGENT'S DUTIES. The powers conferred on the Administrative Agent hereunder are solely to protect its interest and the interests of the Lenders in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral, including, without limitation, ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Pledged Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters.

         SECTION 15. REMEDIES. If any Event of Default shall have occurred and be continuing at any time after the Administrative Agent has given the Default Notice and the Default Notice Period has expired, and subject to the provisions of Section 7 of the Credit Agreement:

                  (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, and without application to or order of the Bankruptcy Court, all the rights and remedies of a secured party on default under the UCC and also may (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties and (ii) without notice except as specified in the following sentence, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of such sale shall be required by law, at least ten days' notice to the Grantors of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) The Administrative Agent may instruct the Grantors not to make any further use of the Patents, Copyrights or Trademarks or any mark similar thereto for any purpose to the extent that such use would be inconsistent with the exercise by the Administrative Agent of any other remedies under this Section.

                  (c) The Administrative Agent may license, whether general, special or otherwise, and whether on an exclusive or nonexclusive basis, any of the Trademarks, Patents or Copyrights throughout the world for such term or terms, on such conditions, and in such manner, as the Administrative Agent shall in its sole discretion determine.

                  (d) The Administrative Agent may (without assuming any obligations or liability thereunder), at any time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of the Grantors in, to and under any one or more license agreements with respect to the Collateral, and take or refrain from taking any action under any thereof, and each of the Grantors hereby releases the Administrative Agent from, and agrees to hold the Administrative Agent free and harmless from and against any claims arising out of, any action taken or omitted to be taken with respect to any such license agreement.

                  (e) In the event of any such license, assignment, sale or other disposition of the Collateral, or any of it, each Grantor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing or in connection with the Trademarks, Patents or Copyrights, and its customer lists and other records relating to the Trademarks, Patents or Copyrights and to the distribution of said products, to the Administrative Agent or its designee.

                  (f) In order to implement the assignment, sale or other disposal of any of the Trademarks, Patents or Copyrights, the Administrative Agent may, at any time, pursuant to the authority granted in Section 12 hereof, execute and deliver on behalf of the Grantors, one or more instruments of assignment of the Trademarks, Patents or Copyrights (or any application of registration thereof), in form suitable for filing, recording or registration in any country.

                  (g) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 16 hereof) in whole or in part against, all or any part of the Obligations in such order as the Administrative Agent shall elect. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Obligations shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

                  (h) If at any time when the Administrative Agent shall determine to exercise its right to sell all or any part of the Pledged Collateral pursuant to this Section 15, such Pledged Collateral or the part thereof to be sold shall not be effectively registered under the Securities Act of 1933, as amended, and as from time to time in effect, and the rules and regulations thereunder (the "Securities Act"), the Administrative Agent is hereby expressly authorized to sell such Pledged Collateral or such part thereof by private sale in such manner and under such circumstances as the Administrative Agent may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Administrative Agent, in compliance with applicable securities laws,
(a) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Collateral or such part thereof shall have been filed under such Securities Act, (b) may approach and negotiate with a restricted number of potential purchasers to effect such sale and (c) may restrict such sale to purchasers as to their number, nature of business and investment intention including without limitation to purchasers each of whom will represent and agree to the satisfaction of the Administrative Agent that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Collateral, or part thereof, it being understood that the Administrative Agent may cause or require each Grantor, and each Grantor hereby agrees upon the written request of the Administrative Agent, to cause (i) a legend or legends to be placed on the certificates to be delivered to such purchasers to the effect that the Pledged Collateral represented thereby have not been registered under the Securities Act and setting forth or referring to restrictions on the transferability of such securities; and (ii) the issuance of stop transfer instructions to such Issuer's transfer agent, if any, with respect to the Pledged Collateral, or, if such Issuer transfers its own securities, a notation in the appropriate records of such Issuer. In the event of any such sale, each Grantor does hereby consent and agree that the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Pledged Collateral at a price which the Administrative Agent may deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were public and deferred until after registration as aforesaid.

         SECTION 16. INDEMNITY AND EXPENSES.

                  (a) Each Grantor, jointly and severally, agrees to indemnify the Administrative Agent from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except claims, losses or liabilities directly arising from the Administrative Agent's own gross negligence, willful misconduct or bad faith.

                  (b) The Grantors will upon demand pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Administrative Agent hereunder or (iv) the failure by any of the Grantors to perform or observe any of the provisions hereof.

                  (c) The Grantors assume all responsibility and liability arising from the use of the Trademarks, Patents and Copyrights, and the Grantors hereby, jointly and severally, indemnify and hold the Administrative Agent harmless from and against any claim, suit, loss, damage or expense (including reasonable attorneys' fees) arising out of any alleged defect in any product manufactured, promoted or sold by any of the Grantors in connection with any Trademark or out of the manufacture, promotion, labeling, sale or advertisement of any such product by any of the Grantors except as the same may have resulted from the gross negligence, willful misconduct or bad faith of the Administrative Agent.

                  (d) Each of the Grantors agree that the Administrative Agent does not assume, and shall have no responsibility for, the payment of any sums due or to become due under any agreement or contract included in the Collateral or the performance of any obligations to be performed under or with respect to any such agreement or contract by any of the Grantors, and except as the same may have resulted from the gross negligence or willful misconduct of the Administrative Agent, each of the Grantors hereby jointly and severally agree to indemnify and hold the Administrative Agent harmless with respect to any and all claims by any person relating thereto.

         SECTION 17. SECURITY INTEREST ABSOLUTE. All rights of the Administrative Agent and security interests hereunder, and all obligations of each of the Grantors hereunder, shall be absolute and unconditional, irrespective of any circumstance which might constitute a defense available to, or a discharge of, any guarantor or other obligor in respect of the Obligations.

         SECTION 18. AMENDMENTS; ETC. No amendment or waiver of any provision of this Agreement, nor any consent to any departure by any of the Grantors herefrom, shall in any event be effective unless the same shall be in writing and signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 19. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing and shall be given in accordance with the applicable provisions of the Credit Agreement.

         SECTION 20. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until payment in full of the Obligations, (ii) be binding upon each of the Grantors, their successors and assigns and (iii) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each of the Lenders and their respective successors, transferees and assigns. Upon the payment in full of the Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to the Grantors subject to any existing liens, security interests or encumbrances on such Collateral. Upon any such termination, the Administrative Agent will, at the Grantor's expense, execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

         SECTION 21. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, except as required by mandatory provisions of law and except to the extent that the validity or perfection of the security interest hereunder, or remedies hereunder, in respect of any particular Collateral are governed by the laws of a jurisdiction other than the State of New York and by Federal law (including, without limitation, the Bankruptcy Code) to the extent the same has pre-empted the law of the State of New York or such other jurisdiction.

         SECTION 22. INCONSISTENCY. In the event of any conflict or inconsistency between the terms of this Agreement and the terms of the Credit Agreement, the terms of the Credit Agreement shall control.

         SECTION 23. HEADINGS. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

         IN WITNESS WHEREOF, each of the Grantors and the Administrative Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                      GRANTORS:

                                      USG CORPORATION

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      UNITED STATES GYPSUM COMPANY

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      USG INTERIORS, INC.

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      L&W SUPPLY CORPORATION

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      USG INTERIORS INTERNATIONAL, INC

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      LA MIRADA PRODUCTS CO., INC.

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      BEADEX MANUFACTURING, LLC

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      B-R PIPELINE COMPANY

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      USG INDUSTRIES, INC.

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      USG PIPELINE COMPANY

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      STOCKING SPECIALISTS, INC.

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------


                                      USG FOREIGN INVESTMENTS, LTD.

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                      ADMINISTRATIVE AGENT:

                                      THE CHASE MANHATTAN BANK

                                      By:
                                         --------------------------------------
                                      Name:
                                           ------------------------------------
                                      Title:
                                            -----------------------------------

                                    EXHIBIT A
                        FORM OF BLOCKED ACCOUNT AGREEMENT


         AGREEMENT dated as of __________, 2001, by and among _____________________________ ("Company"), The Chase Manhattan Bank ("Lender")
and _________________ ("Depositary").

         The parties hereto refer to Account No. _______________ in the name of Company maintained at Depositary (the "Account") and hereby agree as follows:

         1. Company and Lender notify Depositary that by separate agreement Company has granted Lender a security interest in the Account and all funds on deposit from time to time therein. Depositary acknowledges being so notified.

         2. Prior to the Effective Time (as defined below) Depositary shall honor all withdrawal, payment, transfer or other fund disposition or other instructions (collectively, "instructions") received from the Company (but not those from Lender) concerning the Account. On and after the Effective Time (and without Company's consent), Depositary shall honor all instructions received from Lender (but not those from Company) concerning the Account and Company shall have no right or ability to access or withdraw or transfer funds from the Account.


For the purposes hereof, the "Effective Time" shall be the opening of business on the business day next succeeding the business day on which a notice purporting to be signed by Lender in substantially the same form as Exhibit A, attached hereto, with a copy of this Agreement attached thereto (a "Shifting Control Notice"), is delivered to the Depositary. A "business day" is any day other than a Saturday, Sunday or other day on which Depositary is or is authorized or required by law to be closed.

Notwithstanding the foregoing: (i) all transactions involving or resulting in a transaction involving the Account duly commenced by Depositary or any affiliate prior to the Effective Time and so consummated or processed thereafter shall be deemed not to constitute a violation of this Agreement; and (ii) Depositary and/or any affiliate may (at its discretion and without any obligation to do so) commence honoring solely Lender's instructions concerning the Account at any time or from time to time after it becomes aware that Lender has sent to it a Shifting Control Notice but prior to the Effective Time therefor (including without limitation halting, reversing or redirecting any transaction referred to in clause (i) above) with no liability whatsoever to Company or any other party for doing so.

         3. This Agreement supplements, rather than replaces, Depositary's deposit account agreement, terms and conditions and other standard documentation in effect from time to time with respect to the Account or services provided in connection with the Account (the "Account Documentation"), which Account Documentation will continue to apply to the Account and such services, and the respective rights, powers, duties, obligations, liabilities and responsibilities of the parties thereto and hereto, to the extent not expressly conflicting with the provisions of this Agreement (however, in the event of any such conflict, the provisions of this Agreement shall control). Prior to issuing any instructions on or after the Effective Time, Lender shall provide Depositary with such Account Documentation as Depositary may reasonably request to establish the identity and authority of the individuals issuing instructions on behalf of Lender.

         4. Depositary agrees not to exercise or claim any right of offset, banker's lien or other like right against the Account for so long as this Agreement is in effect except with respect to (i) returned or charged-back items, (ii) reversals or cancellations of payment orders and other electronic fund transfers, (iii) Depositary's charges, fees and expenses with respect to the Account or the services provided hereunder or (iv) overdrafts in the Account.

         5. Notwithstanding anything to the contrary in this Agreement: (i) Depositary shall have only the duties and responsibilities with respect to the matters set forth herein as is expressly set forth in writing herein and shall not be deemed to be an agent, bailee or fiduciary for any party hereto; (ii) Depositary shall be fully protected in acting or refraining from acting in good faith without investigation on any notice (including without limitation a Shifting Control Notice), instruction or request purportedly furnished to it by Company or Lender in accordance with the terms hereof, in which case the parties hereto agree that Depositary has no duty to make any further inquiry whatsoever;
(iii) it is hereby acknowledged and agreed that Depositary has no knowledge of (and is not required to know) the terms and provisions of the separate agreement referred to in paragraph 1 above or any other related documentation or whether any actions by Lender (including without limitation the sending of a Shifting Control Notice), Company or any other person or entity are permitted or a breach thereunder or consistent or inconsistent therewith, (iv) Depositary shall not be liable to any party hereto or any other person for any action or failure to act under or in connection with this Agreement except to the extent such conduct constitutes its own willful misconduct or gross negligence (and to the maximum extent permitted by law, shall under no circumstances be liable for any incidental, indirect, special, consequential or punitive damages); and (v) Depositary shall not be liable for losses or delays caused by force majeure, interruption or malfunction of computer, transmission or communications facilities, labor difficulties, court order or decree, the commencement of bankruptcy or other similar proceedings or other matters beyond Depositary's reasonable control.

         6. Company hereby agrees to indemnify, defend and save harmless Depositary against any loss, liability or expense (including reasonable fees and disbursements of counsel who may be an employee of Depositary) (collectively, "Covered Items") incurred in connection with this Agreement or the Account (except to the extent due to Depositary's willful misconduct or gross negligence) or any interpleader proceeding relating thereto or incurred at Company's direction or instruction.

         7. Depositary may terminate this Agreement (a) in its discretion upon the sending of at least thirty (30) days' advance written notice to the other parties hereto or (b) because of a material breach by Company or Lender of any of the terms of this Agreement or the Account Documentation, upon the sending of at least five (5) days advance written notice to the other parties hereto. Any other termination or any amendment or waiver of this Agreement shall be effected solely by an instrument in writing executed by all the parties hereto. The provisions of paragraphs 5 and 6 above shall survive any such termination.

         8. Company shall compensate Depositary for the opening and administration of the Account and services provided hereunder in accordance with Depositary's fee schedules from time to time in effect. Payment will be effected by a direct debit to the Account.


         9. This Agreement: (i) may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument; (ii) shall become effective when counterparts hereof have been signed and delivered by the parties hereto; and (iii) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. ALL PARTIES HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATING TO THE ACCOUNT OR THIS AGREEMENT. All notices under this Agreement shall be in writing and sent (including via facsimile transmission) to the parties hereto at their respective addresses or fax numbers set forth below (or to such other address or fax number as any such party shall designate in writing to the other parties from time to time).

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.



[NAME OF COMPANY]                           [NAME OF DEPOSITARY]

By:                                         By:
   ------------------------------               ------------------------------
   Name:                                        Name:
   Title:                                       Title:

Address for
            ------------------------------      ------------------------------
Notices:
            ------------------------------      ------------------------------
            ------------------------------      ------------------------------
            ------------------------------      ------------------------------
            Fax No.:                            Fax No.:
                    ----------------------              ----------------------


THE CHASE MANHATTAN BANK

By:
   ------------------------------
   Name:
   Title:

Address
For Notices    The Chase Manhattan Bank
               [Address]
               Attention: [Customer Service Officer] and
                                                         ----------------
                  Fax No.:           -   -
                           ------------------------

                     EXHIBIT A TO BLOCKED ACCOUNT AGREEMENT


                      [The Chase Manhattan Bank letterhead]


                            BLOCKED ACCOUNT AGREEMENT

                             SHIFTING CONTROL NOTICE



                                                       ---------------, ----


[Name of Depositary]
[Address]
Attention:  [Customer Service Officer] or
                                          --------------


         Re: Blocked Account Control Agreement dated as of _____________, 200_ (the "Agreement") by and among ______________, ____________, and The Chase Manhattan Bank


Ladies and Gentlemen:

This constitutes a Shifting Control Notice as referred to in paragraph 2 of the Agreement, a copy of which is attached hereto.


                                      THE CHASE MANHATTAN BANK


                                      By:
                                          -----------------------------
                                          Signature

                                          -----------------------------
                                          Name

                                          -----------------------------
                                          Title: